Shareholders’ Equity	12 Months Ended
Dec. 31, 2017
Stockholders Equity Note [Abstract]
Shareholders’ Equity

NOTE 10. Shareholders’ Equity

Preferred stock

Series Seed Preferred Stock

In April 2013, the Company sold and issued in a private placement 1,284,402 shares of Series Seed Preferred (“SSP”) stock at $1.02 per share. Each share of SSP stock granted the investor 0.15 fully vested warrants to purchase shares of ordinary shares at a strike price of $1.02 per share over a term no longer than ten years from the date of issue .

Series A Preferred Stock

In December 2013 and January 2014, the Company sold and issued 959,641 shares of Series A Preferred stock at $5.46 per share in a private placement. Upon the December 2016 maturity of the Notes, holders of $6,228,989 in outstanding principal and accrued interest elected conversion of their Notes into 521,449 shares of Series A Preferred stock at prices per share ranging from $11.60 to $12.97.

Conversion of Series Seed and Series A Preferred Stock

On November 15, 2017, the 2,765,492 outstanding shares of Series Seed and Series A preferred stock converted into the same number of Ordinary Shares immediately prior to the closing of the merger.

Warrants

Warrants were issued in connection with the issuance of the SSP stock. As of December 31, 2016, there were 192,647 warrants outstanding to purchase shares of our Ordinary Shares at $1.02 per share. In 2017 and in conjunction with the merger, all outstanding warrants were exercised for 188,980 Ordinary Shares (after subtraction of shares for net exercise, when selected). The Company received proceeds of $160,000 in conjunction with the warrant exercises in 2017.

Ordinary Shares

Merger and reverse stock split

The Company completed the merger with Alcobra Ltd. on November 15, 2017 as described in footnote 6 to the consolidated financial statements. In connection with the merger, all outstanding shares of Arcturus Therapeutics, Inc. were exchanged for the Company’s Ordinary Shares at a rate of .293 Ordinary Shares of the Company’s stock for each share of Arcturus Therapeutics, Inc. common stock.

Also on November 15, 2017 and prior to and in connection with the merger, Alcobra Ltd. effected a 1-for-7 reverse stock split of Ordinary Shares and changed Ordinary Shares authorized to 30,000,000 shares. All historical information presented herein has been retroactively restated to reflect the effect of the merger exchange ratio, reverse stock split and change to the authorized number of Ordinary Shares in accordance with Accounting Standards Codification Topic 260, “Earnings Per Share”.

Restricted Ordinary Shares

In March 2013, the founders of the Company purchased 2,783,686 Ordinary Shares of stock for $0.0068 per share. Of the shares purchased, 1,538,353 were subject to a repurchase option whereby the Company has an option for two months after date of termination of service as to repurchase any or all of the unvested shares at the original purchase price per share. The repurchase option shall be deemed to be automatically exercised by the Company as of the end of the two-month period unless the Company notifies the purchaser that it does not intend to exercise its option. The shares will be vested (1) 25% after obtaining suitable siRNA license; (2) 25% after in vivo proof-of-concept achieved; (3) 25% after a regulatory agency new drug application (such as an Investigational New Drug application) is filed and accepted by the applicable regulatory agency; and (4) 25% after human biological proof-of-concept is achieved. The Company met the first two milestones during 2013 and 2014. In 2017, the ordinary shares purchase agreements were amended to clarify vesting conditions resulting in a modification expense being recorded related to one of the awards totaling $1,495,000. As of December 31, 2017 and 2016 there were 622,667 and 769,176  Ordinary Shares which unvested and were subject to the repurchase option, respectively.